OMB APPROVAL
OMB Number: 3235-0060
Expires April 30, 2009
Estimated average burden
Hours per response …….5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2008

COASTAL CARIBBEAN OILS & MINERALS, LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-4668	59-3535315
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Clarendon House, Church Street, Hamilton HM DX Bermuda	None
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number:     (850) 653-9165

                None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b). Departure of Directors or Certain Officers.

On October 21, 2008 Matt D. Cannon resigned as a director of the Company. His resignation was not tendered as a result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coastal Caribbean Oils & Minerals, Ltd (Registrant)
Date: October 21, 2008
	By:	/s/ Phillip W. Ware
Phillip W. Ware
Chief Executive Officer and Chief Financial Officer